TBF FINANCIAL

TBF Financial, LLC
740 Waukegan Road
Suite 404
Deerfield, IL 60015
Phone: (847) 267-0600
Fax: (847) 267-0606

December 5, 2012

Oxysure Systems, Inc.
10880 John W. Elliott Drive, Suite 600
Frisco, TX 75034

Attention:

Re: **Oxysure Systems, Inc.**
Our File No. 86967

Dear Sir or Madam :

This letter acknowledges the amount due on TBF file number 86967, between CIT Technology Financing Services, Inc. as lessor, and Oxysure Systems, Inc. as lessee, which have been assigned to the undersigned, have been satisfied pursuant to settlement.

Very truly yours,

TBF FINANCIAL, LLC

Brett Boehm

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